SUPPLEMENTAL FINANCIAL INFORMATION FOR Q1 2021

May 6, 2021

60 Cutter Mill Rd., Great Neck, NY 11021

FORWARD LOOKING STATEMENTS

The information set forth herein contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the safe harbor provision for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words "may", "will", "believe", "expect", "intend", "anticipate”, “estimate", "project", or similar expressions or variations thereof. Forward-looking statements involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results, performance or achievements. Investors are cautioned not to place undue reliance on any forward-looking statements and are urged to read the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2020 and in reports filed with the SEC thereafter, including our Quarterly Report on Form 10-Q for the period ended March 31, 2021, that we anticipate will be filed shortly following the furnishing of this document.

The Company undertakes no obligation to update or revise the information herein, whether as a result of new information, future events or circumstances, or otherwise.

Units under rehabilitation for which we have received or accrued rental income from business interruption insurance, while not physically occupied, are treated as leased (i.e., occupied) at rental rates in effect at the time of the casualty.
We use pro rata (as defined under "Non-GAAP Financial Measures and Definitions") to help the reader gain a better understanding of our unconsolidated joint ventures. However, the use of pro rata information has certain limitations and is not representative of our operations and accounts as presented in accordance with GAAP. Accordingly, pro rata information should be used with caution and in conjunction with the GAAP data presented herein and in our reports filed with the SEC.

BRT Apartments Corp. (NYSE: BRT)
Financial Highlights

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	As at March 31,
	2021		2020
Market capitalization (thousands)	$296,098		$176,054
Shares outstanding (thousands)	17,583		17,176
Closing share price	$16.84		$10.25
Quarterly dividend declared per share	$0.22		$0.22

Multi-family properties owned	39		39
Units	11,042	(1)	11,042	(1)
Average occupancy (2)	93.6%		92.4%
Average monthly rental revenue per occupied unit (2)	$1,113		$1,096

	Quarter ended March 31,
Per share data	2021 (Unaudited)		2020 (Unaudited)
(Loss) per share basic and diluted	$(0.22)		$(0.29)
FFO per diluted share of common stock (3)	0.35		0.19
AFFO per diluted share of common stock (3)	$0.30		$0.23

(1) For 2020 and 2021, includes 1,880 units owned by consolidated subsidiaries and 9,162 units owned by unconsolidated subsidiaries. Unconsolidated for 2020 includes 741 units in lease-up.
(2) For the period presented, average reflects stabilized properties and includes consolidated and unconsolidated assets.
See definition of stabilized properties under "Non-GAAP Financial Measures and Definitions."
(3) See the reconciliation of Funds From Operations, or FFO, and Adjusted Funds From Operations, or AFFO, to net income, as calculated in accordance with GAAP, and the definitions of such terms under "Non-GAAP Financial Measures and Definitions."

BRT Apartments Corp. (NYSE: BRT)
Operating Results
(dollars in thousands except per share data)

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	Three Months Ended March 31,
	2021	2020
Revenues:
Rental and other revenue from real estate properties	$7,095	$6,745
Other income	4	179
Total revenues	7,099	6,924
Expenses:

Real estate operating expenses	3,117	3,058
Interest expense	1,660	1,860
General and administrative	3,114	3,367
Depreciation	1,537	1,561
Total expenses	9,428	9,846
Total revenues less total expenses	(2,329)	(2,922)
Equity in loss of unconsolidated joint ventures	(1,345)	(1,815)
Loss from continuing operations	(3,674)	(4,737)
Income tax provision	57	62
Net loss from continuing operations, net of taxes	(3,731)	(4,799)
Net income attributable to non-controlling interests	(34)	(32)
Net loss attributable to common stockholders	$(3,765)	$(4,831)

Weighted average number of shares of common stock outstanding:
Basic	17,319,222	16,932,252
Diluted	17,319,222	16,932,252

Per share amounts attributable to common stockholders:
Basic	$(0.22)	$(0.29)
Diluted	$(0.22)	$(0.29)

BRT Apartments Corp. (NYSE: BRT)
Operating Results of Unconsolidated Properties
(dollars in thousands except per share data)

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	Three Months Ended March 31,
	2021	2020
Revenues:
Rental and other revenue	$32,672	$30,843
Total revenues	32,672	30,843

Expenses:
Real estate operating expenses	15,703	14,532
Interest expense	8,522	8,757
Depreciation	10,385	10,357
Total expenses	34,610	33,646
Total revenues less total expenses	(1,938)	(2,803)
Other equity earnings	9	8
Impairment charges	(2,323)	—
Insurance recoveries	2,323	—
Net loss from joint ventures	$(1,929)	$(2,795)

BRT's equity in loss from joint ventures	$(1,345)	$(1,815)

BRT Apartments Corp. (NYSE: BRT)
Funds from Operations
(dollars in thousands except per share data)
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	Three Months Ended March 31,
	2021	2020
GAAP Net loss attributable to common stockholders	$(3,765)	$(4,831)
Add: depreciation of properties	1,537	1,561
Add: our share of depreciation in unconsolidated joint ventures	6,599	6,572
Add: our share of impairment charge in unconsolidated joint ventures	1,662	—
Adjustments for non-controlling interests	(4)	(4)
NAREIT Funds from operations attributable to common stockholders	6,029	3,298

Adjustments for: straight-line rent accruals	(10)	(10)
Add: amortization of restricted stock and restricted stock units	538	438
Add: amortization of deferred borrowing costs	80	80
Add: our share of deferred mortgage costs from unconsolidated joint venture properties	148	160
Less: our share of insurance recovery from unconsolidated joint ventures	(1,662)	—
Adjustments for non-controlling interests	2	2
Adjusted funds from operations attributable to common stockholders	$5,125	$3,968

	Three Months Ended March 31,
	2021	2020
GAAP Net loss attributable to common stockholders	$(0.22)	$(0.29)
Add: depreciation of properties	0.09	0.09
Add: our share of depreciation in unconsolidated joint ventures	0.38	0.39
Add: our share of impairment charge in unconsolidated joint venture	0.10	—
Adjustment for non-controlling interests	—	—
NAREIT Funds from operations per diluted common share	0.35	0.19

Adjustments for: straight line rent accruals	—	—
Add: amortization of restricted stock and restricted stock units	0.04	0.03
Add: amortization of deferred borrowing costs	—	—
Add: our share of deferred mortgage costs from unconsolidated joint venture properties	0.01	0.01
Less: our share of insurance recovery from unconsolidated joint ventures	(0.10)	—
Adjustments for non-controlling interests	—	—
Adjusted funds from operations per diluted common share	$0.30	$0.23

BRT Apartments Corp. (NYSE: BRT)
Consolidated Balance Sheets
(amounts in thousands, except per share amounts)

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	March 31, 2021 (unaudited)	December 31, 2020
ASSETS
Real estate properties, net of accumulated depreciation	$142,078	$160,192
Investments in unconsolidated joint ventures	164,248	169,474
Cash and cash equivalents	19,406	19,885
Restricted cash	8,511	8,800
Other assets	6,910	7,390
Real estate property held for sale	16,800	$—
Total Assets	$357,953	$365,741

LIABILITIES AND EQUITY
Liabilities:
Mortgages payable, net of deferred costs	$129,698	$130,434
Junior subordinated notes, net of deferred costs	37,088	37,083
Accounts payable and accrued liabilities	20,678	20,536
Total Liabilities	187,464	188,053

Commitments and contingencies
Equity:
BRT Apartments Corp. stockholders' equity:
Preferred shares $.01 par value 2,000 shares authorized, none issued	—	—
Common stock, $.01 par value, 300,000 shares authorized;
16,820 and 16,432 shares outstanding	168	164
Additional paid-in capital	246,139	245,605
Accumulated other comprehensive loss	(15)	(19)
Accumulated deficit	(75,754)	(67,978)
Total BRT Apartments Corp. stockholders’ equity	170,538	177,772
Non-controlling interests	(49)	(84)
Total Equity	170,489	177,688
Total Liabilities and Equity	$357,953	$365,741

BRT Apartments Corp. (NYSE: BRT)
Balance Sheet of Unconsolidated Joint Venture Entities
(amounts in thousands, except per share amounts)

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At March 31, 2021, the Company held interests in unconsolidated joint ventures that own 31 multi-family properties (the "Unconsolidated Properties"). The condensed balance sheet below present information regarding such properties (dollars in thousands):

March 31, 2021
ASSETS
Real estate properties, net of accumulated depreciation of $155,455	$1,064,820
Cash and cash equivalents	14,900
Other assets	27,667
Total Assets	$1,107,387

LIABILITIES AND EQUITY
Liabilities:
Mortgages payable, net of deferred costs of $5,311	$828,591
Accounts payable and accrued liabilities	15,099
Total Liabilities	843,690
Commitments and contingencies
Equity:
Total unconsolidated joint venture equity	263,697
Total Liabilities and Equity	$1,107,387

BRT's interest in joint venture equity	$164,248

Unconsolidated Mortgages Payable:
BRT Share	$527,081
Partner Share	306,821
Total	$833,902

BRT Apartments Corp. (NYSE: BRT)
Portfolio Data by State
Quarter ended March 31, 2021
(dollars in thousands, except monthly rent amounts)

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Consolidated
	Units	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Average Occupancy	Average Rent per Occ. Unit
Texas	464	$1,393	$795	$598	15%	92.9%	$913
Georgia	448	1,620	725	895	26%	96.8%	1,103
Florida	276	1,077	402	675	17%	98.1%	1,190
Ohio	264	779	321	458	12%	98.1%	920
Virginia	220	1,037	343	694	17%	98.6%	1,416
South Carolina	208	814	405	409	10%	94.1%	1,185
Other (3)	—	375	126	249	3%	N/A	N/A
Current Portfolio Totals	1,880	$7,095	$3,117	$3,978	100%	96.1%	$1,091

Unconsolidated (Pro-Rata Share) (1)
	Units	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Average Occupancy (2)	Average Rent per Occ. Unit (2)
Texas	2,561	$5,314	$2,784	$2,530	23%	92.2%	$1,110
South Carolina	1,183	2,335	1,186	1,149	11%	91.3%	1,164
Georgia	1,097	2,516	1,144	1,372	13%	95.7%	1,135
Florida	972	2,206	1,039	1,167	11%	94.3%	1,083
Alabama	940	2,412	1,055	1,357	13%	95.6%	976
Mississippi	776	1,510	573	937	9%	98.1%	1,022
Tennessee	702	1,761	869	892	8%	88.0%	1,305
North Carolina	576	1,446	675	771	7%	93.7%	1,062
Missouri	355	1,189	660	529	5%	88.4%	1,396
Current Portfolio Totals	9,162	$20,689	$9,985	$10,704	100%	93.2%	$1,118

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(1) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI and pro-rata share under "Non-GAAP Financial Measures and Definitions."
(2) Excludes properties that were sold or not stabilized for the full period presented.
(3) Includes legacy assets.

BRT Apartments Corp. (NYSE: BRT)
Consolidated Same Store Comparisons
Quarters ended March 31, 2021 and 2020
(dollars in thousands, except monthly rent amounts)
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		Revenues			Property Operating Expenses			NOI
	Units	2021	2020	% Change	2021	2020	% Change	2021		2020	% Change
Georgia	448	$1,620	$1,555	4.2%	$725	$584	24.1%	$895		$971	(7.8)%
Florida	276	1,077	949	13.5%	402	405	(0.7)%	675		544	24.1%
Texas	464	1,393	1,338	4.1%	795	792	0.4%	598		546	9.5%
Ohio	264	779	756	3.0%	321	348	(7.8)%	458		408	12.3%
Virginia	220	1,037	966	7.3%	343	356	(3.7)%	694		610	13.8%
South Carolina	208	814	801	1.6%	405	438	(7.5)%	409		363	12.7%
Totals	1,880	$6,720	$6,365	5.6%	$2,991	$2,923	2.3%	$3,729		$3,442	8.3%
									0
		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2021	2020	% Change	2021	2020	% Change
Georgia		96.8%	96.2%	0.6%	$1,103	$1,073	2.8%
Florida		98.1%	93.2%	5.3%	1,190	1,100	8.2%
Texas		92.9%	89.8%	3.5%	913	938	(2.7)%
Ohio		98.1%	94.9%	3.4%	920	926	(0.6)%
Virginia		98.6%	93.5%	5.5%	1,416	1,392	1.7%
South Carolina		94.1%	92.7%	1.5%	1,185	1,170	1.3%
Weighted Average		96.1%	93.3%	3.0%	$1,091	$1,073	1.7%
_______________________________
See definition of Same Store under "Non-GAAP Financial Measures and Definitions"

BRT Apartments Corp. (NYSE: BRT)
Unconsolidated Same Store Comparisons
Quarters ended March 31, 2021 and 2020
BRT Pro-rata Share
(dollars in thousands, except monthly rent amounts)
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		Revenues			Property Operating Expenses			NOI
	Units	2021	2020	% Change	2021	2020	% Change	2021	2020	% Change
Texas	2,561	$5,314	$5,238	1.5%	$2,738	$2,669	2.6%	$2,576	$2,569	0.3%
Georgia	1,097	2,516	2,341	7.5%	1,144	1,136	0.7%	1,372	1,205	13.9%
Florida	972	2,206	2,115	4.3%	1,039	1,035	0.4%	1,167	1,080	8.1%
South Carolina	844	1,753	1,627	7.7%	943	867	8.8%	810	760	6.6%
Mississippi	776	1,510	1,417	6.6%	573	507	13.0%	937	910	3.0%
Alabama	940	2,412	2,262	6.6%	1,101	1,036	6.3%	1,311	1,226	6.9%
Missouri	355	1,190	1,317	(9.6)%	662	590	12.2%	528	727	(27.4)%
North Carolina	312	833	782	6.5%	362	331	9.4%	471	451	4.4%
Tennessee	300	880	889	(1.0)%	392	298	31.5%	488	591	(17.4)%
Totals	8,157	$18,614	$17,988	3.5%	$8,954	$8,469	5.7%	$9,660	$9,519	1.5%

		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2021	2020	% Change	2021	2020	% Change
Texas		92.2%	91.9%	0.3%	$1,110	$1,117	(0.6)%
Georgia		95.7%	91.3%	4.8%	1,135	1,107	2.5%
Florida		94.3%	94.7%	(0.4)%	1,083	1,057	2.5%
South Carolina		92.6%	89.4%	3.6%	1,111	1,114	(0.3)%
Mississippi		98.1%	95.5%	2.7%	1,022	979	4.4%
Alabama		95.6%	96.5%	(0.9)%	976	906	7.7%
Missouri		88.4%	96.7%	(8.6)%	1,396	1,468	(4.9)%
North Carolina		94.8%	94.4%	0.4%	1,164	1,093	6.5%
Tennessee		96.8%	97.6%	(0.8)%	1,197	1,194	0.3%
Weighted Average		94.0%	93.3%	0.8%	$1,102	$1,087	1.4%
________________________________
See definition of Same Store under "Non-GAAP Financial Measures and Definitions"

BRT Apartments Corp. (NYSE: BRT)
Portfolio Data Combined
(dollars in thousands, except monthly rent amounts)
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Quarter Ended March 31,

Portfolio	2021			2020
	Revenues	Property Operating Expenses	NOI	Revenues	Property Operating Expenses	NOI
Consolidated	$7,095	$3,117	$3,978	$6,745	$3,058	$3,687
Unconsolidated (1)	20,689	9,985	10,704	19,491	9,172	10,319
Combined	$27,784	$13,102	$14,682	$26,236	$12,230	$14,006

Same Store
	2021			2020			Variance
	Revenues	Property Operating Expenses	NOI	Revenues	Property Operating Expenses	NOI	Revenues	Property Operating Expenses	NOI
Consolidated	$6,720	$2,991	$3,729	$6,365	$2,923	$3,442	5.6%	2.3%	8.3%
Unconsolidated (1)	18,614	8,954	9,660	17,988	8,469	9,519	3.5%	5.7%	1.5%
Combined	$25,334	$11,945	$13,389	$24,353	$11,392	$12,961	4.0%	4.9%	3.3%

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(1) Unconsolidated amounts represent BRT's pro-rata share. See definition of pro-rata under "Non-GAAP Financial Measures and Definitions.".

BRT Apartments Corp. (NYSE: BRT)
Value-Add Program and Capital Expenditures
Quarter ended March 31, 2021

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Value-Add Program
(Includes consolidated and unconsolidated amounts)
Units Rehabilitated (1)	Estimated Rehab Costs (2)	Estimated Rehab Costs Per unit	Estimated Average Monthly Rent Increase (3)	Estimated Annualized ROI (3)	Estimated units available to be renovated (24 months)
38	$233,000	$6,132	$135	26%	600

(1) Refers to rehabilitated units with respect to which a new lease or renewal lease was entered into during the period.
(2) Reflects rehab costs incurred during the current and prior periods with respect to units completed, in which a new lease or renewal lease was entered into during the current period.
(3) These results are not necessarily indicative of the results that would be generated if such improvements were made across our portfolio of properties or at any particular property. Rents at a property may increase for reasons wholly unrelated to property improvements, such as changes in demand for rental units in a particular market or sub-market. Even if units are available to be renovated, the Company may decide not to renovate such units.

Capital Expenditures
(Includes consolidated and unconsolidated amounts)
	Gross Capital Expenditures	Less: JV Partner Share	BRT Share of Capital Expenditures (4)
Estimated Recurring Capital Expenditures (1)	$207,000	$42,161	$164,839
Estimated Non-Recurring Capital Expenditures (2)	2,358,000	454,128	1,903,872
Total Capital Expenditures	$2,565,000	$496,289	$2,068,711

Replacements (operating expense) (3)	$604,403	$184,121	$420,282

Estimated Recurring Capital Expenditures and Replacements per unit (11,042 units)	$73	$20	$53

(1) Recurring capital expenditures represent our estimate of expenditures incurred at the property to maintain the property's existing operations - it excludes revenue enhancing projects.
(2) Non-recurring capital expenditures represent our estimate of significant improvements to the common areas, property exteriors, or interior units of the property, and revenue enhancing upgrades.
(3) Replacements are expensed as incurred at the property.
(4) Based on BRT's equity interest.

BRT Apartments Corp. (NYSE: BRT)
Debt Analysis
As of March 31, 2021
(dollars in thousands)
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Consolidated
Year	Total Principal Payments	Scheduled Amortization	Principal Payments Due at Maturity		Percent of Total Principal Payments Due At Maturity	Weighted Average Interest Rate (1)
2021	$16,473	$2,471	$14,002		12%	4.29%
2022	62,543	1,924	60,619		54%	4.29%
2023	1,270	1,270	—		—	—
2024	1,316	1,316	—		—	—
2025	16,661	1,286	15,375		14%	4.42%
Thereafter	31,933	8,769	23,164		20%	3.77%
Total	$130,196	$17,036	$113,160		100%

Unconsolidated (BRT pro rata share)
Year	Total Principal Payments	Scheduled Amortization	Principal Payments Due at Maturity		Percent of Total Principal Payments Due At Maturity	Weighted Average Interest Rate (1)
2021	$2,759	$2,759	$—		—	—
2022	48,523	5,064	43,459		9%	3.29%
2023	29,736	5,151	24,585		5%	4.05%
2024	5,937	5,937	—		—	—
2025	17,132	7,262	9,870		2%	3.94%
Thereafter	424,425	28,445	395,980		84%	4.09%
Total	$528,512	$54,618	$473,894		100%

Combined
Year	Total Principal Payments	Scheduled Amortization	Principal Payments Due at Maturity		Percent of Total Principal Payments Due At Maturity	Weighted Average Interest Rate (1)
2021	$19,232	$5,230	$14,002		2%	4.29%
2022	111,066	6,988	104,078		18%	3.76%
2023	31,006	6,421	24,585		4%	4.05%
2024	7,253	7,253	—		—	—
2025	33,793	8,548	25,245		4%	4.21%
Thereafter	456,358	37,214	419,144		72%	4.08%
Total	$658,708	$71,654	$587,054		100%
Weighted Average Remaining Term to Maturity (2)			6.7 years
Weighted Average Interest Rate (2)			4.03%
Debt Service Coverage Ratio for the quarter ended March 31, 2021			1.48	(3)

(1) Based on balloon payments at maturity. The Combined table Includes consolidated and BRT pro rata share amounts
(2) Includes consolidated and BRT pro rata share unconsolidated amounts.
(3) See definition under "Non-GAAP Financial Measures and Definitions." Includes consolidated and 100% of the unconsolidated amounts.

Junior Subordinated Notes
Principal Balance	$37,400
Interest Rate	3 month LIBOR + 2.00% (i.e, 2.21% at 3/31/21)
Maturity	April 30, 2036

Credit Facility (as of May 6, 2021)
Maximum Amount Available	Up to $15,000
Amount Outstanding	$0
Interest Rate	Prime + 0.50% (floor of 4.25%)

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)
________________________________________________________________________________________
We compute NOI by adjusting net income (loss) to (a) add back (1) depreciation expense, (2) general and administrative expenses, (3) interest expense, (4) loss on extinguishment of debt, (5) equity in loss of unconsolidated joint ventures, (6) provision for taxes, (7) the impact of non-controlling interests, and (b) deduct (1) other income, (2) gain on sale of real estate, and (3) gain on insurance recoveries related to casualty loss. We define "Same Store NOI" as NOI for all our consolidated properties that were owned for the entirety of the periods being presented, other than properties in lease up and developments. Other REIT’s may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REIT’s. We believe NOI provides an operating perspective not immediately apparent from GAAP operating income or net (loss) income. NOI is one of the measures we use to evaluate our performance because it (i) measures the core operations of property performance by excluding corporate level expenses and other items unrelated to property operating performance and (ii) captures trends in rental housing and property operating expenses. We view Same Store NOI as an important measure of operating performance because it allows a comparison of operating results of properties owned for the entirety of the current and comparable periods and therefore eliminates variations caused by acquisitions or dispositions during the periods. However, NOI should only be used as an alternative measure of our financial performance.

The following tables provides a reconciliation of NOI to net income attributable to common stockholders as computed in accordance with GAAP for the periods presented for the consolidated properties:

Consolidated	Three Months Ended March 31,
	2021	2020
GAAP Net loss attributable to common stockholders	$(3,765)	$(4,831)
Less: Other Income	(4)	(179)
Add: Interest expense	1,660	1,860
General and administrative	3,114	3,367
Depreciation	1,537	1,561
Provision for taxes	57	62
Equity in loss of unconsolidated joint venture properties	1,345	1,815
Add: Net income attributable to non-controlling interests	34	32
Net Operating Income	$3,978	$3,687

Less: Non-same store Net Operating Income	$(249)	$(245)
Same store Net Operating Income	$3,729	$3,442

The following tables provides a reconciliation of NOI to net income attributable to common stockholders as computed in accordance with GAAP for the periods presented for BRT's pro rata share of the unconsolidated properties:

Unconsolidated	Three Months Ended March 31,
	2021	2020
BRT's equity in loss from joint ventures	$(1,345)	$(1,815)
Add: Interest expense	5,459	5,570
Depreciation	6,599	6,572
Less: Impairment of asset	(1,662)	—
Add: Insurance recovery	1,662	—
Other non-multi family	(9)	(8)
Net Operating Income	$10,704	$10,319

Less: Non-same store Net Operating Income	$(1,044)	$(800)
Same store Net Operating Income	$9,660	$9,519

Consolidated same store Net Operating Income	$3,729	$3,442
Unconsolidated same store Net Operating Income	9,660	9,519
Combined same store Net Operating Income	$13,389	$12,961

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)

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The condensed income statements below present, for the periods indicated, a reconciliation of the information that appears in note 9 of BRT's Quarterly report on Form 10-Q to the BRT pro rata information presented here in this supplemental.

	Three Months Ended March 31, 2021
	Total	Partner Share	BRT Share
Revenues:
Rental and other revenue	$32,672	$11,983	$20,689
Total revenues	32,672	11,983	20,689

Expenses:
Real estate operating expenses	15,703	5,718	9,985
Interest expense	8,522	3,063	5,459
Depreciation	10,385	3,786	6,599
Total expenses	34,610	12,567	22,043
Total revenues less total expenses	(1,938)	(584)	(1,354)
Equity in earnings	9	—	9
Impairment charges	(2,323)	(661)	(1,662)
Insurance recoveries	2,323	661	1,662
Net loss	$(1,929)	$(584)	$(1,345)

	Three Months Ended March 31, 2020
	Total	Partner Share	BRT Share
Revenues:
Rental and other revenue	$30,843	$11,352	$19,491
Total revenues	$30,843	$11,352	$19,491

Expenses:
Real estate operating expenses	14,532	5,360	9,172
Interest expense	8,757	3,187	5,570
Depreciation	10,357	3,785	6,572
Total expenses	33,646	12,332	21,314
Total revenues less total expenses	(2,803)	(980)	(1,823)
Equity in earnings	8	—	8
Net loss	$(2,795)	$(980)	$(1,815)

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)
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Funds from Operations (FFO)
FFO is a non-GAAP financial performance measure defined by the National Association of Real Estate Investment Trusts and is widely recognized by investors and analysts as one measure of operating performance of a REIT. The FFO calculation excludes items such as real estate depreciation and amortization, gains and losses on the sale of real estate assets and impairment on depreciable assets. Historical accounting convention used for real estate assets requires straight-line depreciation of buildings and improvements, which implies that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, it is management’s view, and we believe the view of many industry investors and analysts, that the presentation of operating results for a REIT using the historical accounting for depreciation is insufficient. FFO excludes gains and losses from the sale of real estate, which we believe provides management and investors with a helpful additional measure of the performance of our real estate portfolio, as it allows for comparisons, year to year, that reflect the impact on operations from trends in items such as occupancy rates, rental rates, operating costs, general, administrative and other expenses, and interest expenses.

Adjusted Funds from Operations (AFFO)
AFFO excludes from FFO straight line rent adjustments, loss on extinguishment of debt, amortization of restricted stock and RSU expense, amortization of deferred mortgage costs and gain on insurance recovery. AFFO provides investors with supplemental performance information that is consistent with the performance models and analysis used by management and provides investors a view of the performance of our portfolio over time, including after the time we cease to acquire properties on a frequent and regular basis. We believe that AFFO enables investors to compare the performance of our portfolio with other REITs that have not recently engaged in acquisitions, as well as a comparison of our performance with that of other non-traded REITs, as AFFO, or an equivalent measure is routinely reported by non-traded REITs, and we believe often used by analysts and investors for comparison purposes.

Debt Service Coverage Ratio
Debt service coverage ratio is net operating income ("NOI") divided by total debt service and includes both consolidated and unconsolidated assets.

Total Debt Service
Total debt service is the cash required to cover the repayment of interest and principal on a debt for a particular period. Total debt service is used in the calculation of the debt service coverage ratio which is used to determine the borrower’s ability to make debt service payments.

Stabilized Properties
Newly constructed, lease-up, development and redevelopment properties are deemed stabilized upon the earlier to occur of the first full calendar quarter beginning (a) 12 months after the property is fully completed and put in service and (b) attainment of at least 90% physical occupancy.

Same Store
Same store refers to stabilized properties that we and our consolidated joint ventures owned and operated for the entirety of both periods being compared.

Pro-Rata Share
BRT's pro-rata share gives effect to its percentage equity interest in the unconsolidated joint ventures that own properties. Due to the operation of allocation/distribution provision of the joint venture agreements pursuant to which BRT participates in the ownership of these properties, BRT's share of the gain and loss on the sale of a property may be less than implied by BRT's percentage equity interest. Notwithstanding the foregoing, when referring to the number of units, average occupancy, and average rent per unit, the amount shown reflects 100% of the amount.

BRT Apartments Corp. (NYSE: BRT)
Portfolio Table
As of 5/06/2021
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Property	City	State	Year Built	Year Acquired	Property Age	Units	Q1 2021 Avg. Occupancy	Q1 2021 Avg. Rent per Occ. Unit	% Ownership
Consolidated Properties
Silvana Oaks	North Charleston	SC	2010	2012	12	208	94.1%	$1,185	100%
Avondale Station	Decatur	GA	1950	2012	72	212	95.0%	1,182	100%
Newbridge Commons	Columbus	OH	1999	2013	23	264	98.1%	920	100%
Kendall Manor (1)	Houston	TX	1981	2014	41	272	90.8%	833	100%
Avalon	Pensacola	FL	2008	2014	14	276	98.1%	1,190	100%
Parkway Grande	San Marcos	TX	2014	2015	8	192	95.8%	1,019	100%
Woodland Trails	LaGrange	GA	2010	2015	12	236	98.4%	1,034	100%
Kilburn Crossing	Fredericksburg	VA	2005	2016	17	220	98.6%	1,416	100%
Weighted Avg./Total Consolidated					25	1,880

Properties owned by Unconsolidated Joint Ventures
Brixworth at Bridgestreet	Huntsville	AL	1985	2013	37	208	97.3%	858	80%
Crossings of Bellevue	Nashville	TN	1985	2014	37	300	96.8%	1,178	80%
Retreat at Cinco Ranch	Katy	TX	2008	2016	14	268	96.7%	1,227	75%
Grove at River Place	Macon	GA	1988	2016	34	240	93.1%	783	80%
Civic Center 1	Southaven	MS	2002	2016	20	392	98.0%	988	74.7%
Verandas at Shavano Park	San Antonio	TX	2014	2016	8	288	93.3%	1,086	65%
Chatham Court and Reflections	Dallas	TX	1986	2016	36	494	85.9%	870	50%
Waters Edge at Harbison	Columbia	SC	1996	2016	26	204	96.1%	996	80%
Pointe at Lenox Park	Atlanta	GA	1989	2016	33	271	95.2%	1,244	74%
Civic Center 2	Southaven	MS	2005	2016	17	384	98.3%	1,056	74.7%
Verandas at Alamo Ranch	San Antonio	TX	2015	2016	7	288	92.0%	1,055	71.9%
Gateway Oaks	Forney	TX	2016	2016	6	313	90.6%	1,172	50%
OPOP Towers	St. Louis	MO	2014	2017	8	128	88.0%	1,181	75.5%
OPOP Lofts	St. Louis	MO	2014	2017	8	53	74.8%	1,371	75.5%
Vanguard Heights	Creve Coeur	MO	2016	2017	6	174	92.7%	1,553	78.4%
Mercer Crossing	Dallas	TX	2014/2016	2017	8	509	94.0%	1,291	50%
Jackson Square	Tallahassee	FL	1996	2017	26	242	93.8%	1,096	80%
Magnolia Pointe	Madison	AL	1991	2017	31	204	98.5%	1,001	80%
Woodland Apartments	Boerne	TX	2007	2017	15	120	92.8%	1,006	80%
Canalside Lofts	Columbia	SC	2008/2013	2017	14	374	88.5%	1,243	32%
The Avenue	Ocoee	FL	1998	2018	24	522	94.6%	1,126	50%
Parc at 980	Lawrenceville	GA	1997	2018	25	586	97.0%	1,224	50%
Landings of Carrier Parkway	Grand Prairie	TX	2001	2018	21	281	90.6%	1,105	50%
Crestmont at Thornblade	Greenville	SC	1998	2018	24	266	95.6%	1,029	90%
Bell's Bluff	Nashville	TN	2018	2018	4	402	81.5%	1,417	58.1%
Canalside Sola	Columbia	SC	2018	2018	4	339	88.0%	1,301	46.2%
The Vive at Kellswater	Kannapolis	NC	2011	2019	11	312	94.8%	1,164	65%
Somerset at Trussville	Trussville	AL	2007	2019	15	328	90.5%	1,104	80%
The Village at Lakeside	Auburn	AL	1988	2019	34	200	99.2%	878	80%
Abbotts Run	Wilmington	NC	2001	2020	21	264	92.1%	939	80%
Weighted Avg./Total Unconsolidated					19	8,954

Weighted Avg./Total Portfolio					20	10,834
'(1) In March 2021, the Company entered into a hard contract to sell Kendall Manor